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                                                                   EXHIBIT 99.17

                               POWER OF ATTORNEY


SAFECO TAXABLE BOND TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees, hereby nominates, constitutes and appoints Randall H. Talbot and David F. Hill (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trust itself and the undersigned officers and trustees themselves might or could do.

IN WITNESS WHEREOF, SAFECO TAXABLE BOND TRUST has caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officers and trustees have each executed such power of attorney, on the 24th day of April, 2001.

                                       SAFECO TAXABLE BOND TRUST

                                       By:   /s/ David H. Hill
                                         ----------------------------
                                                David F. Hill
                                                President

ATTEST:

/s/ David H. Longhurst
--------------------------
David H. Longhurst
Secretary


                       (Signatures Continue on Next Page)
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           Name                                 Title
------------------------------     -----------------------------

                                       President and Trustee
/s/ David F. Hill                  (Principal Executive Officer)
-----------------------------
David F. Hill

                                           Vice President
/s/ Ronald L. Spaulding                    and Treasurer
-----------------------------
Ronald L. Spaulding
                                           Vice President
/s/ David H. Longhurst                       Controller
-----------------------------                Secretary
David H. Longhurst                 (Principal Financial Officer)

/s/ Randall H. Talbot                   Chairman and Trustee
-----------------------------
Randall H. Talbot

/s/ Barbara J. Dingfield                      Trustee
-----------------------------
Barbara J. Dingfield

/s/ Richard E. Lundgren                       Trustee
-----------------------------
Richard E. Lundgren

/s/ Larry L. Pinnt                            Trustee
-----------------------------
Larry L. Pinnt


/s/ John W. Schneider                         Trustee
-----------------------------
John W. Schneider